UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

HUNTINGTON STRATEGY SHARES

(Exact name of registrant as specified in charter)

2960 NORTH MERIDIAN STREET, SUITE 300, INDIANAPOLIS, IN 46208

(Address of principal executive offices) (Zip code)

CITI FUND SERVICES OHIO, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

Annual Shareholder Report

APRIL 30, 2014

Message from the Chief Investment Officer

Dear Shareholder:

It was without question that weather played a significant role in the performance of the U.S. economy during the first quarter of 2014. With much of the nation under winter advisories and the agricultural production areas of central California under extreme drought conditions, there was a detrimental effect on certain industries and economic sectors. Housing starts were certainly impacted as they started the year at a 999k pace, slipped to 880k in January, but recovered to 946k by March. Likewise, capacity utilization slipped from 79.2% in December to 78.8% in February, which was consistent with the Institute of Supply Management manufacturing numbers that dropped from a year-end 57 level to 53.7 in March.

The employment picture wasn’t much better with unemployment in December standing at 6.7% and remaining so through the first quarter. The average weekly manufacturing hours worked slipped slightly during the quarter as well. Consequently, most economists predicted a much slower GDP growth than the 2.6% of the final quarter of 2013. In fact, the final GDP for the first quarter of 2014 was revised downward to a surprising -2.9%. With liquidity still in the system and some degree of ‘pent up demand’ from the weather impact, there is a higher level of expectations for economic activity in the second quarter to make up for the weakness of the first quarter of 2014.

Irrespective of the economy, however, the equity markets continued their expansionary advance of 2013, albeit at a much more measured pace. The market is experiencing an aggressive merger and acquisition mantra as corporations seek to consolidate to provide greater economies of scale and develop new growth outlets in the slow growth economy. Another by-product of this consolidation effort is the concept of ‘inversion’ where domestic corporations are moving offshore to reduce corporate tax rates. As part of our dynamic investment process, we continually monitor and evaluate these macro-economic trends and their impact on financial sectors and stock selection within the ETFs.

Within this challenging environment, the Huntington Strategy Shares ETFs continued to provide positive returns for our shareholders. For the year-to-date period ended April 30, 2014, the Huntington US Equity Rotation Strategy ETF (HUSE) rose 0.40% based on net asset value and the Huntington EcoLogical

Strategy ETF (HECO) gained 1.19% based on net asset value. For the one-year period ended April 30, 2014, the returns expanded 20.19% and 19.31% based on net asset value, respectively. Since inception, both HUSE and HECO have contributed more than a 20% return on an annualized basis to shareholders, based on net asset value. As a result of their strong performance, Huntington Strategy Shares ETFs were highlighted in two articles in nationally recognized publications during the first quarter of 2014.

As the number of actively managed ETFs continues to grow and more investors are comfortable including them in their investment portfolios, we are proud to offer these two innovative strategies that have the potential to outperform the markets. For more insights from our ETF Manager, Martina Cheung, please take a moment to read the Management’s Discussion of Fund Performance. As always, we appreciate your investment in HECO and HUSE and will continue to seek to control risk, while providing opportunities to add value to our shareholders with the highest level of attention to the disciplines we have employed for several decades. We appreciate your confidence and your continued support.

Sincerely,

B. Randolph Bateman

President & Chief Investment Officer

Huntington Asset Advisors, Inc.

This material represents the manager’s assessment of the Funds and market environment at a specific time and should not be relied upon by the reader as research, tax or investment advice.

Message from the Chief Investment Officer

Huntington US Equity Rotation Strategy ETF	April 30, 2014

Management’s Discussion of Fund Performance

ETF Manager: Martina Cheung, CFA and CMT

Senior Vice President and Fund Manager

For the fiscal year ended April 30, 2014, the US Equity Rotation Strategy ETF (HUSE) generated a positive return of 20.19% at net asset value. This compared to a return of 20.44% for the Standard & Poor’s Composite 1500 Index (S&P 1500)1, the Fund’s benchmark for the same period.

The strategy employed by HUSE is to benchmark 70% of the portfolio to the S&P 1500 Index, and invest the remaining 30% in the stocks of the three sectors of the S&P 1500 Index that we believe have the best chance of outperforming the S&P 1500 index. HUSE seeks to take advantage of the significant volatility that exists between the different sectors of the index to potentially produce alpha2.

Over the past twelve-month period ended April 30, 2014, the stock market, as measured by the Standard & Poor’s 500 Index, exceeded its record high achieved in 2000. This was accomplished with a great deal of volatility among sectors. The strategy of this actively managed ETF is to benefit from this volatility, which also occurred in the S&P 1500. The three sectors we chose to over-weight were Industrials, Technology and Healthcare. Industrials and Technology were over-weighted in an attempt to take advantage of the volatility, while the more defensive Healthcare sector was chosen to potentially protect the portfolio from downside risk.

This strategy worked well through mid-March of 2014. During that time frame, selective Industrials groups, as well as the Technology and Healthcare holdings, helped HUSE to outperform the S&P 1500 index. Unfortunately, style rotation since mid-March of 2014 worked against HUSE as investors took profit from selective groups that had been the best performers in 2013, including Internet software and Biotechnology. The ensuing sharp decline in these selective groups negatively impacted performance and resulted in HUSE underperforming its benchmark for the year ended April 30, 2014. Although the underperformance was unfortunate, we believe the strategy employed by HUSE is sound and has the potential to result in outperformance over an extended period of time.

(1)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

(2)	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2014 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect sales charges that an investor in the Fund may pay. If these sales charges were reflected, performance would have been lower.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF (Continued)

INVESTMENT OBJECTIVE

The Huntington US Equity Rotation Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns		Expense Ratios (a)
	One Year	Inception (b)	Gross	Net
US Equity Rotation Strategy ETF (HUSE) — Total Return (at Net Asset Value) (c)	20.19%	22.47%	4.42%	0.95%
US Equity Rotation Strategy ETF (HUSE) — Total Return (at Market Value) (d)	18.79%	21.71%	N/A	N/A
S&P 1500 Index (e)	20.44%	23.67%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://www.huntingtonstrategyshares.com

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Huntington US Equity Rotation Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2013. However, the Advisor has agreed to contractual waivers in effect through August 31, 2014 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2014 can be found in the financial highlights.

(b)	Commencement of operations July 23, 2012

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	April 30, 2014

Management’s Discussion of Fund Performance

ETF Manager: Martina Cheung, CFA and CMT

Senior Vice President and Fund Manager

For the fiscal year ended April 30, 2014, the Huntington EcoLogical Strategy ETF (HECO) generated a positive return of 19.31% at net asset value. This compared to a return of 20.36% for the MSCI KLD 400 Social Index1, the Fund’s benchmark for the same period.

Over the past twelve-month period, the stock market, as measured by the Standard & Poor’s 500 Index, exceeded its record high achieved in 2000. Performance benefitted from the strong overall market. Stocks that contributed most in the year were BorgWarner Inc. (BWA), Hain Celestial Group, Inc. (HAIN), and MasTec, Inc. (MTZ). BorgWarner engages in producing engine and transmission parts that help cars to be more environmentally friendly while improving car performance. Hain Celestial continues to innovate in the market for natural and organic foods. MasTec is well positioned for a build-out in smart infrastructure. MasTec’s engineers build and maintain gas pipelines, electricity grid transmission lines, and telecom networks.

Performance was negatively impacted by names such as Chart Industries, Inc. (GTLS) and Questar Corporation (STR). Chart Industries, Inc. was sold due to the delay of certain projects and weakness in some areas of the market, which may put pressure on the company’s earnings. Questar was also sold, as the company’s upside potential may be limited by the potential slowdown in operating growth of one of its divisions.

Sustainability and environmental stewardship continue to grow in importance across the globe. We feel that the companies in the portfolio are well positioned with regard to these growing themes. The portfolio maintains a high quality growth bias. We tend to invest in companies that are better stewards of the environment and better stewards of capital. We believe that these policies will be rewarded over time, and may lead to higher profits and higher market share. This belief guides our investment process.

(1)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2014 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect sales charges that an investor in the Fund may pay. If these sales charges were reflected, performance would have been lower.

Annual Shareholder Report

Huntington EcoLogical Strategy ETF (Continued)

INVESTMENT OBJECTIVE

The Huntington EcoLogical Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/14)

	Average Annual Total Returns		Expense Ratios (a)
	One Year	Inception (b)	Gross	Net
EcoLogical Strategy ETF (HECO) — Total Return (at Net Asset Value) (c)	19.31%	20.27%	4.21%	0.95%
EcoLogical Strategy ETF (HECO) — Total Return (at Market Value) (d)	17.61%	19.46%	N/A	N/A
MSCI KLD 400 Social Index (e)	20.36%	23.63%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://www.huntingtonstrategyshares.com

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Huntington EcoLogical Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2013. However, the Advisor has agreed to contractual waivers in effect through August 31, 2014 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2014 can be found in the financial highlights.

(b)	Commencement of operations June 18, 2012

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2014

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2013 and held through the period ended April 30, 2014.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 11/1/13	Actual Ending Account Value 4/30/14	Hypothetical Ending Account Value 4/30/14	Actual Expenses Paid During the Period (1)(2)	Total Return	Hypothetical Expenses Paid During the Period (2)(3)	Annualized Expense Ratio During Period
Huntington US Equity Rotation Strategy ETF	$1,000.00	$1,065.30	$1,020.08	$4.86	6.53%	$4.76	0.95%
Huntington EcoLogical Strategy ETF	1,000.00	1,045.00	1,020.08	4.82	4.50%	4.76	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half year period).

(2)	Expenses are equal to the average hypothetical account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(3)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	April 30, 2014

Portfolio of Investments Summary Table	(unaudited)

Percentage of Market Value
Consumer Discretionary	8.6%
Consumer Staples	6.7%
Energy	6.8%
Financials	11.7%
Health Care	22.1%
Industrials	16.4%
Information Technology	21.2%
Materials	2.6%
Telecommunication Services	1.7%
Utilities	2.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the preceding Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Market Value

Common Stocks — 96.2%
Consumer Discretionary — 8.3%
112	Abercrombie & Fitch Co., Class A	$4,117
84	Advance Auto Parts, Inc.	10,188
154	Amazon.com, Inc. †	46,836
224	American Eagle Outfitters, Inc.	2,589
308	Ann, Inc. †	12,071
140	Bed Bath & Beyond, Inc. †	8,698
210	Best Buy Co., Inc.	5,445
280	Cato Corp., Class A	7,977
364	CBS Corp., Class B	21,025
14	Chipotle Mexican Grill, Inc. †	6,979
140	Coach, Inc.	6,251
1,176	Comcast Corp., Class A	60,870
36	CST Brands, Inc.	1,175
364	DIRECTV †	28,246
168	Discovery Communications, Inc., Class A †	12,751
112	Dollar Tree, Inc. †	5,832
84	Expedia, Inc.	5,963
98	Family Dollar Stores, Inc.	5,758
126	Foot Locker, Inc.	5,863
2,030	Ford Motor Co.	32,785
70	Fossil Group, Inc. †	7,466
210	Gap, Inc.	8,253
448	Goodyear Tire & Rubber Co.	11,290
490	H & R Block, Inc.	13,926
182	Harley-Davidson, Inc.	13,457
700	Home Depot, Inc.	55,658
378	Interpublic Group of Cos., Inc.	6,585
261	Johnson Controls, Inc.	11,781
154	L Brands, Inc.	8,347
140	Lennar Corp., Class A	5,403
602	Lowe’s Cos., Inc.	27,638
238	Macy’s, Inc.	13,668

Shares		Market Value

Common Stocks — (Continued)
Consumer Discretionary — (Continued)
196	Marriott International, Inc., Class A	$11,354
406	McDonald’s Corp.	41,161
224	McGraw-Hill Cos., Inc.	16,560
1,960	Monarch Casino & Resort, Inc. †	31,438
40	Murphy USA, Inc. †	1,700
28	Netflix, Inc. †	9,017
266	News Corp., Class A †	4,527
336	NIKE, Inc., Class B	24,511
1,733	Office Depot, Inc. †	7,088
70	O’Reilly Automotive, Inc. †	10,415
70	PetSmart, Inc.	4,738
28	Priceline.com, Inc. †	32,417
70	Ralph Lauren Corp.	10,596
126	Ross Stores, Inc.	8,578
56	Sherwin-Williams Co.	11,191
336	Starbucks Corp.	23,728
140	Starwood Hotels & Resorts Worldwide, Inc.	10,731
336	Target Corp.	20,748
154	Tempur-Pedic International, Inc. †	7,728
182	Time Warner Cable, Inc.	25,746
476	Time Warner, Inc.	31,635
336	TJX Cos., Inc.	19,548
84	Tractor Supply Co.	5,648
1,135	Twenty-First Century Fox, Inc., Class A	36,343
168	V.F. Corp.	10,263
294	Viacom, Inc., Class B	24,984
852	Walt Disney Co.	67,598
84	Whirlpool Corp.	12,883
112	Wyndham Worldwide Corp.	7,990
196	Yum! Brands, Inc.	15,090
		1,020,845

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Shares		Market Value

Common Stocks — (Continued)
Consumer Staples — 6.5%
1,022	Altria Group, Inc.	$40,992
420	Archer-Daniels-Midland Co.	18,367
322	Avon Products, Inc.	4,920
210	Clorox Co.	19,047
2,044	Coca-Cola Co.	83,375
448	Colgate-Palmolive Co.	30,150
224	Costco Wholesale Corp.	25,912
630	CVS Caremark Corp.	45,814
476	Hillshire Brands Co.	16,969
994	Hormel Foods Corp.	47,405
294	J & J Snack Foods Corp.	27,518
126	Keurig Green Mountain, Inc.	11,804
210	Kimberly-Clark Corp.	23,573
297	Kraft Foods Group, Inc.	16,887
140	Lancaster Colony Corp.	13,283
210	Lorillard, Inc.	12,478
896	Mondelez International, Inc.	31,942
98	Monster Beverage Corp. †	6,562
728	PepsiCo, Inc.	62,528
756	Philip Morris International, Inc.	64,586
1,022	Procter & Gamble Co.	84,366
126	The Estee Lauder Cos., Inc., Class A	9,144
392	Walgreen Co.	26,617
756	Wal-Mart Stores, Inc.	60,261
196	Whole Foods Market, Inc.	9,741
		794,241
Energy — 6.6%
252	Anadarko Petroleum Corp.	24,953
196	Apache Corp.	17,013
238	Baker Hughes, Inc.	16,636
392	Cabot Oil & Gas Corp.	15,398
378	Chesapeake Energy Corp.	10,868
812	Chevron Corp.	101,921
560	ConocoPhillips	41,613
182	CONSOL Energy, Inc.	8,101
280	Denbury Resources, Inc.	4,710
210	Devon Energy Corp.	14,700
48	Energy Transfer Partners	2,649
280	EOG Resources, Inc.	27,440
1,974	Exxon Mobil Corp.	202,156
448	Halliburton Co.	28,255
112	Helmerich & Payne, Inc.	12,169
182	Hess Corp.	16,227
168	HollyFrontier Corp.	8,835
280	Kinder Morgan, Inc.	9,145
364	Marathon Oil Corp.	13,159
182	Marathon Petroleum Corp.	16,917
154	Murphy Oil Corp.	9,768
252	Nabors Industries, Ltd.	6,431
210	National Oilwell Varco, Inc.	16,491
224	Noble Energy, Inc.	16,079
350	Occidental Petroleum Corp.	33,513
196	Peabody Energy Corp.	3,726
84	Pioneer Natural Resources Co.	16,235

Shares		Market Value

Common Stocks — (Continued)
Energy — (Continued)
168	QEP Resources, Inc.	$5,156
154	Range Resources Corp.	13,929
602	Schlumberger, Ltd.	61,134
238	Southwestern Energy Co. †	11,395
336	The Williams Cos., Inc.	14,169
322	Valero Energy Corp.	18,409
		819,300
Financials — 11.1%
224	ACE, Ltd.	22,920
280	AFLAC, Inc.	17,562
308	Allstate Corp.	17,541
560	American Express Co.	48,960
392	American International Group, Inc.	20,827
182	Ameriprise Financial, Inc.	20,317
756	Apartment Investment and Management Co., Class A	23,307
5,054	Bank of America Corp.	76,518
644	Bank of New York Mellon Corp.	21,812
406	BB&T Corp.	15,156
812	Berkshire Hathaway, Inc., Class B †	104,625
84	BlackRock, Inc.	25,284
322	Capital One Financial Corp.	23,796
336	CBOE Holdings, Inc.	17,929
294	CBRE Group, Inc., Class A †	7,832
686	Charles Schwab Corp.	18,213
196	Chubb Corp.	18,048
1,330	Citigroup, Inc.	63,720
322	Discover Financial Services	18,000
546	eHealth, Inc. †	22,872
686	Fifth Third Bancorp	14,138
294	Franklin Resources, Inc.	15,391
266	Goldman Sachs Group, Inc.	42,513
378	Hartford Financial Services Group, Inc.	13,559
280	HCP, Inc.	11,721
532	Host Hotels & Resorts, Inc.	11,411
322	Invesco, Ltd.	11,338
1,708	J.P. Morgan Chase & Co.	95,614
56	Jones Lang LaSalle, Inc.	6,490
952	KeyCorp	12,985
238	Lincoln National Corp.	11,545
434	Marsh & McLennan Cos., Inc.	21,401
532	MetLife, Inc.	27,850
210	Moody’s Corp.	16,485
826	Morgan Stanley	25,548
210	Northern Trust Corp.	12,653
266	PNC Financial Services Group	22,355
476	Potlatch Corp.	18,197
308	Prologis, Inc.	12,514
322	Prudential Financial, Inc.	25,979
84	Public Storage, Inc.	14,743
826	Regions Financial Corp.	8,376
518	Safety Insurance Group, Inc.	27,822
154	Simon Property Group, Inc.	26,673
112	SL Green Realty Corp.	11,728

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Shares		Market Value

Common Stocks — (Continued)
Financials — (Continued)
322	State Street Corp.	$20,788
336	SunTrust Banks, Inc.	12,855
238	Travelers Cos., Inc.	21,558
196	T. Rowe Price Group, Inc.	16,097
840	U.S. Bancorp	34,255
882	Urstadt Biddle Properties, Class A	18,002
168	Vornado Realty Trust	17,237
2,296	Wells Fargo & Co.	113,974
420	Weyerhaeuser Co.	12,537
		1,391,571
Health Care — 21.5%
719	Abbott Laboratories	27,854
719	AbbVie, Inc.	37,446
238	Aetna, Inc.	17,005
238	Agilent Technologies, Inc.	12,862
961	Alexion Pharmaceuticals, Inc. †	152,030
211	Allergan, Inc.	34,992
364	Allscripts Healthcare Solutions, Inc. †	5,540
344	Amgen, Inc.	38,442
296	Baxter International, Inc.	21,546
784	Becton, Dickinson & Co.	88,615
590	Biogen Idec, Inc. †	169,401
801	Bristol-Myers Squibb Co.	40,122
199	Celgene Corp. †	29,255
1,484	Cerner Corp. †	76,129
438	Cooper Cos., Inc.	57,776
168	Covance, Inc. †	14,831
322	Covidien PLC	22,943
1,862	CryoLife, Inc.	16,907
140	DaVita, Inc. †	9,702
624	Edwards Lifesciences Corp. †	50,837
574	Eli Lilly & Co.	33,923
370	Express Scripts Holding Co. †	24,635
431	Gilead Sciences, Inc. †	33,829
1,080	Henry Schein, Inc. †	123,367
420	Hologic, Inc. †	8,814
126	Hospira, Inc. †	5,771
969	Humana, Inc.	106,348
1,106	IDEXX Laboratories, Inc. †	139,842
21	Intuitive Surgical, Inc. †	7,596
1,358	Johnson & Johnson	137,551
42	Mallinckrodt PLC †	2,992
767	McKesson Corp.	129,768
484	Medtronic, Inc.	28,469
1,267	Merck & Co., Inc.	74,196
480	Mettler-Toledo International, Inc. †	111,897
336	Mylan Laboratories, Inc. †	17,062
2,640	Neogen Corp. †	110,285
770	Perrigo Co. PLC	111,542
2,859	Pfizer, Inc.	89,430
57	Regeneron Pharmaceuticals, Inc. †	16,923
1,093	Salix Pharmaceuticals, Ltd. †	120,229
210	St. Jude Medical, Inc.	13,329
210	Stryker Corp.	16,328
931	Thermo Fisher Scientific, Inc.	106,134

Shares		Market Value

Common Stocks — (Continued)
Health Care — (Continued)
1,618	UnitedHealth Group, Inc.	$121,415
126	Vertex Pharmaceuticals, Inc. †	8,530
182	WellPoint, Inc.	18,324
		2,642,764
Industrials — 15.9%
320	3M Co.	44,509
140	ADT Corp.	4,234
56	Allegiant Travel Co.	6,577
70	Allegion PLC	3,455
1,638	Altra Industrial Motion Corp.	55,954
1,298	Ametek, Inc.	68,430
336	Boeing Co.	43,351
140	C.H. Robinson Worldwide, Inc.	8,246
322	Caterpillar, Inc.	33,939
616	CSX Corp.	17,384
140	Cummins, Inc.	21,119
333	Danaher Corp.	24,436
252	Deere & Co.	23,522
574	Dxp Enterprises, Inc. †	64,983
358	Eaton Corp. PLC	26,005
392	Emerson Electric Co.	26,726
1,928	Fastenal Co.	96,554
154	FedEx Corp.	20,983
934	Flowserve Corp.	68,229
182	Fluor Corp.	13,778
140	General Cable Corp.	3,587
168	General Dynamics Corp.	18,388
4,788	General Electric Co.	128,749
392	Honeywell International, Inc.	36,417
300	Illinois Tool Works, Inc.	25,569
210	Ingersoll-Rand PLC	12,558
210	ITT Corp.	9,059
112	Joy Global, Inc.	6,763
84	Kansas City Southern Industries, Inc.	8,474
467	Kirby Corp. †	46,990
918	L-3 Communications Holdings, Inc.	105,909
112	Lincoln Electric Holdings, Inc.	7,483
154	Lockheed Martin Corp.	25,278
336	Masco Corp.	6,750
803	Norfolk Southern Corp.	75,908
140	Northrop Grumman Corp.	17,011
1,335	Old Dominion Freight Line †	80,941
70	Oshkosh Truck Corp.	3,886
266	PACCAR, Inc.	17,019
140	Parker Hannifin Corp.	17,763
63	Pentair, Ltd.	4,680
184	Precision Castparts Corp.	46,569
196	Raytheon Co.	18,714
98	Rockwell Automation, Inc.	11,680
280	Rollins, Inc.	8,422
84	Roper Industries, Inc.	11,672
588	Southwest Airlines Co.	14,212
126	Stanley Black & Decker, Inc.	10,822
210	Textron, Inc.	8,589
1,120	Toro Co.	71,164

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Shares		Market Value

Common Stocks — (Continued)
Industrials — (Continued)
280	Tyco International, Ltd.	$11,452
532	Union Pacific Corp.	101,308
448	United Parcel Service, Inc., Class B	44,128
490	United Rentals, Inc. †	45,977
392	United Technologies Corp.	46,385
243	W.W. Grainger, Inc.	61,819
980	Wabtec Corp.	73,058
364	Waste Management, Inc.	16,180
		1,933,747
Information Technology — 20.3%
277	Accenture PLC, Class A	22,221
322	Adobe Systems, Inc. †	19,864
154	Akamai Technologies, Inc. †	8,173
280	Altera Corp.	9,106
728	Amphenol Corp.	69,416
559	Apple Computer, Inc.	329,860
838	ASML Holding NV NYS	68,204
196	Autodesk, Inc. †	9,412
294	Automatic Data Processing, Inc.	22,920
233	Cardtronics, Inc. †	7,801
2,394	Cisco Systems, Inc.	55,325
96	Citrix Systems, Inc. †	5,694
364	Cognizant Technology Solutions Corp. †	17,437
840	Corning, Inc.	17,564
140	Cree, Inc. †	6,604
476	eBay, Inc. †	24,671
336	Electronic Arts, Inc. †	9,509
910	EMC Corp.	23,478
42	Equinix, Inc. †	7,888
728	ExlService Holdings, Inc. †	20,598
752	F5 Networks, Inc. †	79,088
2,100	Fiserv, Inc. †	127,638
1,708	Gartner Group, Inc. †	117,750
181	Google, Inc., Class C †	95,325
181	Google, Inc., Class A †	96,813
924	Hewlett-Packard Co.	30,547
1,092	Ingram Micro, Inc., Class A †	29,440
2,198	Intel Corp.	58,665
462	International Business Machines Corp.	90,769
149	Intuit, Inc.	11,287
1,694	Jack Henry & Associates, Inc.	93,441
322	Juniper Networks, Inc. †	7,950
448	Lam Research Corp. †	25,809
350	MasterCard, Inc., Class A	25,743
1,284	Measurement Specialties, Inc. †	82,626
742	Micron Technology, Inc. †	19,381
3,178	Microsoft Corp.	128,390
224	NetApp, Inc.	7,977
504	NVIDIA Corp.	9,309
1,610	Oracle Corp.	65,817
56	OSI Systems, Inc. †	3,125
420	Paychex, Inc.	17,560
3,136	PC-Tel, Inc.	25,872
714	Qualcomm, Inc.	56,199

Shares		Market Value

Common Stocks — (Continued)
Information Technology — (Continued)
84	Rackspace Hosting, Inc. †	$2,438
94	Red Hat, Inc. †	4,573
238	Rovi Corp. †	5,305
1,130	Salesforce.com, Inc. †	58,365
1,180	SanDisk Corp.	100,265
2,003	Seagate Technology PLC	105,317
81	Teradata Corp. †	3,682
630	Texas Instruments, Inc.	28,634
252	Trimble Navigation, Ltd. †	9,684
221	Visa, Inc., Class A	44,777
182	Western Digital Corp.	16,040
1,050	Xerox Corp.	12,695
644	XO Group, Inc. †	6,839
742	Yahoo!, Inc. †	26,675
		2,487,555
Materials — 2.4%
112	Albemarle Corp.	7,508
700	Alcoa, Inc.	9,429
112	Allegheny Technologies, Inc.	4,614
56	CF Industries Holdings, Inc.	13,730
308	Clearwater Paper Corp. †	18,908
98	Cliffs Natural Resources, Inc.	1,737
70	Cytec Industries, Inc.	6,672
574	Dow Chemical Co.	28,643
462	E.I. Du Pont de Nemours & Co.	31,102
196	Ecolab, Inc.	20,509
434	Freeport-McMoRan Copper & Gold, Inc.	14,916
154	Hawkins, Inc.	5,575
210	International Paper Co.	9,797
182	Koppers Holdings, Inc.	7,771
238	Monsanto Co.	26,347
168	Mosaic Co.	8,407
196	Newmont Mining Corp.	4,867
238	Nucor Corp.	12,317
224	Olympic Steel, Inc.	5,905
154	Owens-Illinois, Inc. †	4,894
70	PPG Industries, Inc.	13,553
140	Praxair, Inc.	18,277
84	Reliance Steel & Aluminum Co.	5,949
70	Rock-Tenn Co., Class A	6,693
42	Royal Gold, Inc.	2,780
238	Sealed Air Corp.	8,166
168	United States Steel Corp.	4,371
		303,437
Telecommunication Services — 1.6%
210	American Tower Corp.	17,539
2,870	AT&T, Inc.	102,459
392	Sprint Corp. †	3,332
1,512	Verizon Communications, Inc.	70,656
		193,986

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Shares		Market Value

Common Stocks — (Continued)
Utilities — 2.0%
1,568	American States Water Co.	$47,604
434	Edison International	24,547
1,078	El Paso Electric Co.	40,770
672	Exelon Corp.	23,540
490	New Jersey Resources Corp.	24,368
285	NextEra Energy, Inc.	28,457
336	NRG Energy, Inc.	10,994
182	Sempra Energy	17,947
742	Southern Co.	34,006
		252,233
Total Common Stocks (Cost $9,746,574)		$11,839,679
Total Investments — 96.2% (Cost $9,746,574)		$11,839,679
Other Assets less Liabilities — 3.8%		467,312
Net Assets — 100.0%		$12,306,991
†	Non-income producing security

NYS — New York Shares

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	April 30, 2014

Portfolio of Investments Summary Table	(unaudited)

Percentage of Market Value
Consumer Discretionary	16.7%
Consumer Staples	15.6%
Energy	3.6%
Financials	4.7%
Health Care	11.1%
Industrials	16.2%
Information Technology	22.5%
Materials	4.3%
Utilities	5.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the preceding Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Market Value

Common Stocks — 94.6%
Consumer Discretionary — 15.8%
12,520	BorgWarner, Inc.	$777,993
720	Chipotle Mexican Grill, Inc. †	358,920
12,362	Ford Motor Co.	199,646
13,644	LKQ Corp. †	397,313
5,126	NIKE, Inc., Class B	373,942
6,480	Starbucks Corp.	457,618
3,360	V.F. Corp.	205,262
		2,770,694
Consumer Staples — 14.8%
2,240	Costco Wholesale Corp.	259,123
2,510	CVS Caremark Corp.	182,527
15,500	Darling International, Inc. †	310,155
8,020	Hain Celestial Group, Inc. †	689,881
5,576	Lifeway Foods, Inc.	83,696
3,320	McCormick & Co., Inc.	236,384
3,626	Whitewave Foods Co. †	100,404
14,320	Whole Foods Market, Inc.	711,705
		2,573,875
Energy — 3.4%
14,880	Spectra Energy Corp.	590,885
Financials — 4.4%
4,000	CBRE Group, Inc., Class A †	106,560
2,923	Jones Lang LaSalle, Inc.	338,746
4,100	T. Rowe Price Group, Inc.	336,733
		782,039
Health Care — 10.5%
2,780	Becton, Dickinson & Co.	314,223
900	Biogen Idec, Inc. †	258,408
2,000	Cerner Corp. †	102,600

Shares		Market Value

Common Stocks — (Continued)
Health Care — (Continued)
2,805	Gilead Sciences, Inc. †	$220,164
1,398	Henry Schein, Inc. †	159,693
1,250	Humana, Inc.	137,188
4,880	Johnson & Johnson	494,295
1,900	Varian Medical Systems, Inc. †	151,145
		1,837,716
Industrials — 15.3%
11,170	Air Lease Corp.	400,668
1,380	Cummins, Inc.	208,173
2,720	Fastenal Co.	136,218
3,501	Illinois Tool Works, Inc.	298,390
14,420	MasTec, Inc. †	570,743
600	Middleby Corp. †	151,488
830	Norfolk Southern Corp.	78,460
8,860	Quanta Services, Inc. †	312,581
5,100	Tennant Co.	325,329
7,558	TETRA Tech, Inc. †	216,688
		2,698,738
Information Technology — 21.1%
2,928	Accenture PLC, Class A	234,884
1,028	Apple Computer, Inc.	606,613
5,400	ARM Holdings PLC ADR	245,808
15,560	eBay, Inc. †	806,475
200	Google, Inc., Class C †	105,332
200	Google, Inc., Class A †	106,976
8,364	Qualcomm, Inc.	658,330
1,810	SAP AG ADR	146,592
9,640	Texas Instruments, Inc.	438,138
9,564	Veeco Instruments, Inc. †	353,581
		3,702,729

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	(Continued)

Shares		Market Value

Common Stocks — (Continued)
Materials — 4.1%
3,086	Ball Corp.	$173,402
3,480	Ecolab, Inc.	364,147
1,810	Sigma-Aldrich Corp.	174,140
		711,689
Utilities — 5.2%
4,660	NextEra Energy, Inc.	465,301
9,810	Questar Corp.	238,187
1,920	Sempra Energy	189,331
		892,819
Total Common Stocks (Cost $13,227,953)		$16,561,184
Total Investments — 94.6% (Cost $13,227,953)		$16,561,184
Other Assets less Liabilities — 5.4%		951,149
Net Assets — 100.0%		$17,512,333
†	Non-income producing security

ADR	American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2014

	Huntington US Equity Rotation Strategy ETF	Huntington EcoLogical Strategy ETF
Assets:
Investments, at value (Cost $9,746,574 and $13,227,953)	$11,839,679	$16,561,184
Cash	457,074	974,187
Dividends and interest receivable	8,949	11,411
Receivable for investments sold	199,269	—
Receivable from advisor	5,383	7,878
Prepaid expenses	1,342	1,371
Total Assets	12,511,696	17,556,031
Liabilities:
Payable for investments purchased	167,501	—
Accrued expenses:
Administration	12,238	12,831
Administrative support fees	2,735	3,694
Compliance services	214	286
Fund accounting	728	96
Custodian	2,206	448
Legal and audit fees	16,302	21,783
Trustee	1,070	1,430
Printing	1,514	2,186
Other	197	944
Total Liabilities	204,705	43,698
Net Assets	$12,306,991	$17,512,333

Net Assets consist of:
Capital	$9,794,296	$14,075,648
Accumulated net investment income (loss)	13,792	5,377
Accumulated net realized gains (loss) on investments	405,798	98,077
Net unrealized appreciation (depreciation) on investments	2,093,105	3,333,231
Net Assets	$12,306,991	$17,512,333

Net Assets:	$12,306,991	$17,512,333
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	350,001	503,999
Net Asset Value (offering and redemption price per share):	$35.16	$34.75

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Operations	For the year ended April 30, 2014

	Huntington US Equity Rotation Strategy ETF	Huntington EcoLogical Strategy ETF
Investment Income:
Dividend income	$189,548	$181,174
Total Investment Income	189,548	181,174
Expenses:
Advisory fees	76,579	93,416
Administration fees	67,318	78,436
Administrative support fees	36,484	41,271
Fund accounting fees	10,559	1,903
Custodian fees	3,760	2,127
Trustee fees	4,497	5,572
Compliance services fees	665	869
Legal and audit fees	39,762	48,151
Printing fees	9,997	13,709
Amortization of deferred offering costs	8,305	4,803
Other fees	26,503	33,686
Total Expenses before fee reductions	284,429	323,943
Expenses contractually waived or reimbursed by the Advisor	(154,843)	(171,029)
Reimbursement of offering costs by Advisor	(8,305)	(4,803)
Total Net Expenses	121,281	148,111
Net Investment Income (Loss)	68,267	33,063
Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	551,948	218,468
Net realized gains (losses) on in-kind redemptions of investments	785,788	435,440
Change in unrealized appreciation/depreciation on investments	816,287	2,030,051
Net Realized and Unrealized Gains (Losses) on Investments	2,154,023	2,683,959
Change in Net Assets Resulting From Operations	$2,222,290	$2,717,022

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington US Equity Rotation Strategy ETF		Huntington EcoLogical Strategy ETF
	Year Ended April 30, 2014	For the period July 23, 2012(a) through April 30, 2013	Year Ended April 30, 2014	For the period June 18, 2012(a) through April 30, 2013
From Investment Activities:
Operations:
Net investment income	$68,267	$47,686	$33,063	$42,482
Net realized gains on investments	1,337,736	6,277	653,908	2,652
Change in unrealized appreciation/depreciation on investments	816,287	1,276,818	2,030,051	1,303,180
Change in net assets resulting from operations	2,222,290	1,330,781	2,717,022	1,348,314
Distributions to Shareholders From:
Net investment income	(71,442)	(33,261)	(33,136)	(40,615)
Net realized gains on investments	(96,570)	—	(132,285)	—
Change in net assets from distributions	(168,012)	(33,261)	(165,421)	(40,615)
Capital Transactions:
Proceeds from shares issued	2,416,485	11,111,003	6,939,790	8,885,192
Cost of shares redeemed	(3,276,607)	(1,295,713)	(1,657,988)	(613,936)
Change in net assets from capital transactions	(860,122)	9,815,290	5,281,802	8,271,256
Change in net assets	1,194,156	11,112,810	7,833,403	9,578,955
Net Assets:
Beginning of period	11,112,835	25	9,678,930	99,975
End of period	$12,306,991	$11,112,835	$17,512,333	$9,678,930

Accumulated net investment income (loss)	$13,792	$17,173	$5,377	$5,450
Share Transactions:
Issued	75,000	425,000	225,000	350,000
Redeemed	(100,000)	(50,000)	(50,000)	(25,000)
Change in shares	(25,000)	375,000	175,000	325,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Financial Highlights	Huntington Strategy Shares

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gains on investments	Total from investment activities	Distributions from net investment income	Distributions from net realized gains from investment transactions	Total distributions	Net Asset Value, end of period
Huntington US Equity Rotation Strategy ETF
Year Ended April 30, 2014	$29.63	0.18	5.80	5.98	(0.19)	(0.26)	(0.45)	$35.16
July 23, 2012(f) through April 30, 2013	$25.00	0.17	4.59	4.76	(0.13)	—	(0.13)	$29.63
Huntington EcoLogical Strategy ETF
Year Ended April 30, 2014	$29.42	0.06	5.62	5.68	(0.07)	(0.28)	(0.35)	$34.75
June 18, 2012(f) through April 30, 2013	$25.00	0.13	4.42	4.55	(0.13)	—	(0.13)	$29.42
(a)	Not annualized for periods less than one year.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	Annualized for periods less than one year.
(e)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Total return(a)(b)	Total return at market(a)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Net Assets at end of period (000’s)	Portfolio turnover(a)

20.19%	18.79%	0.95%	2.26%	0.53%	$12,307	39%
19.11%	19.19%	0.95%	4.42%	0.82%	$11,113	13%

19.31%	17.61%	0.95%	2.08%	0.21%	$17,512	10%
18.27%	18.47%	0.95%	4.21%	0.63%	$9,679	16%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Notes to Financial Statements

April 30, 2014

(1)	Organization

Huntington Strategy Shares (the “Trust”) was organized on September 1, 2010 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in two separate series: Huntington US Equity Rotation Strategy ETF (the “US Equity Rotation Strategy ETF”) and Huntington EcoLogical Strategy ETF (the “EcoLogical Strategy ETF”) (individually referred to as a “Fund”, or collectively as the “Funds.”). Each Fund is an actively managed exchange-traded fund. The investment objective of both Funds is to seek capital appreciation, and the Funds do not seek to replicate a specified index. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of each of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amount of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical assets.
•	Level 2—Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these

Annual Shareholder Report

Notes to Financial Statements (Continued)

situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities (corporate, municipal, foreign bonds and U.S. Government and agency securities) are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2014, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

	Level 1	Total Investments
US Equity Rotation Strategy ETF
Common Stocks(1)	$11,839,679	$11,839,679

Total Investments	$11,839,679	$11,839,679

EcoLogical Strategy ETF
Common Stocks(1)	$16,561,184	$16,561,184

Total Investments	$16,561,184	$16,561,184

(1)	Please see Portfolio of Investments for industry classifications.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended April 30, 2014. As of April 30, 2014, no securities were categorized as Level 2 or Level 3.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

C.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

D.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among both Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. The Trust may share expenses with the Huntington Funds Trust. Those expenses that are shared are allocated proportionally among each of the Trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

Huntington Asset Advisors, Inc. (the “Advisor”), a wholly-owned subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. Huntington is a direct wholly-owned subsidiary of Huntington Bancshares Incorporated. The Advisor receives a fee for its services, computed daily and paid monthly, of 0.60% of each Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or reimburse each Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% of each Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2014. The Expense Cap may be terminated

Annual Shareholder Report

Notes to Financial Statements (Continued)

earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

As of April 30, 2014, the Advisor may recoup amounts from the Funds as follows:

	Expires 04/30/16	Expires 4/30/2017	Total
US Equity Rotation Strategy ETF	$202,689	$154,843	$357,532
EcoLogical Strategy ETF	219,439	171,029	390,468

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which includes the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

—0.04% of the first $500 million in aggregate net assets of the Funds

—0.035% of the aggregate net assets of the next $500 million

—0.02% of the aggregate assets in excess of $1 billion

The asset based fees are subject to an annual minimum, allocated among the Funds, equal to the number of Funds multiplied by (i) $50,000 year one, (ii) $75,000 year two and (iii) $100,000 year three with the period commencing with the Effective Date through the end of the Initial Term.

Pursuant to an Exchange-Traded Fund Services Agreement with the Trust, Huntington Asset Services, Inc. (“HASI”) maintains the corporate records of the Trust, including minutes of meetings of the Board, and provides administrative support services in connection with updates to the Trust’s registration statement. HASI is a wholly-owned subsidiary of Huntington Bancshares Incorporated. Under the agreement, The Trust will pay HASI a fee of $60,000 for services during the first year, and $70,000 for services during each of the second and third years.

C.	Distribution and Shareholder Services Fees

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds the Funds’ cash and securities, settles each Fund’s securities transactions and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

E.	Compliance Services

The Trust has contracted with HASI to provide a Chief Compliance Officer to the Trust, for which it pays an annual fee up to $2,000.

F.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

(4)	Organization and Offering Costs

All costs incurred by the Trust in connection with the organization of the Trust were paid by the Advisor. The organization costs are not subject to recoupment by the Advisor in subsequent fiscal periods.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and are being amortized on a straight-line basis over the first twelve months of each Fund’s operations.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(5)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2014 were as follows:

	Purchases	Sales
US Equity Rotation Strategy ETF	$4,757,958	$4,983,597
EcoLogical Strategy ETF	1,443,512	2,022,554

Purchases and sales of in-kind transactions for the year ended April 30, 2014 were as follows:

	Purchases	Sales
US Equity Rotation Strategy ETF	$2,323,479	$3,131,749
EcoLogical Strategy ETF	6,541,591	1,532,250

(6)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for the US Equity Rotation Strategy ETF and EcoLogical Strategy ETF are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the year ended April 30, 2014, the Funds delivered securities in exchange for the redemption of capital shares (redemptions-in-kind). Securities and cash were transferred in exchange for capital share redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each redemption-in-kind transaction.

For the year ended April 30, 2014, the fair value of securities transferred for redemptions-in-kind and the net realized gains and losses recorded in connection with the transactions were as follows:

	Fair Value	Net Realized Gains/(Losses)
US Equity Rotation Strategy ETF	$3,131,749	$785,788
EcoLogical Strategy ETF	1,532,250	435,440

In addition, during the year ended April 30, 2014, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fair Value
US Equity Rotation Strategy ETF	$2,323,479
EcoLogical Strategy ETF	6,541,591

(7)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
US Equity Rotation Strategy ETF	$9,746,207	$2,168,630	$(75,158)	$2,093,472
EcoLogical Strategy ETF	13,227,953	3,361,342	(28,111)	3,333,231

Annual Shareholder Report

Notes to Financial Statements (Continued)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: return of capital from investments and publicly traded partnerships.

The tax character of distributions paid during the fiscal year ended April 30, 2014 was as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
US Equity Rotation Strategy ETF	$163,915	$4,097	$168,012	$168,012
EcoLogical Strategy ETF	90,943	74,478	165,421	165,421

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
US Equity Rotation Strategy ETF	$231,657	$187,566	$419,223	$—	$2,093,472	$2,512,695
EcoLogical Strategy ETF	53,061	50,393	103,454	—	3,333,231	3,436,685

Under current tax law, capital losses realized after October 31 and ordinary losses realized after December 31 of the Funds’ fiscal period may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. None of the funds had losses available for deferral for the fiscal year ending April 30, 2015.

(8)	Investment Risks

ETF	Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following additional risks: (1) the market price of a Fund’s shares may trade above or below their NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Ecological	Investment Risk

The EcoLogical Strategy ETF’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s ecological investment criteria may result in the EcoLogical Strategy ETF investing in industry sectors that are not performing as well as others.

(9)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2014.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Huntington Strategy Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Huntington Strategy Shares (the “Funds”) comprised of Huntington US Equity Rotation Strategy ETF and Huntington EcoLogical Strategy ETF as of April 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Huntington Strategy Shares at April 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated thereon in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 27, 2014

Annual Shareholder Report

Additional Information	April 30, 2014

Additional Federal Income Tax Information (unaudited)

For the fiscal year ended April 30, 2014, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
US Equity Rotation Strategy ETF	52.39%
EcoLogical Strategy ETF	100%

For the fiscal year ended April 30, 2014, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended April 30, 2014, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
US Equity Rotation Strategy ETF	55.57%
EcoLogical Strategy ETF	100%

The Funds declared long term distributions of realized gains as follows:

Long Term Capital Gains
US Equity Rotation Strategy ETF	$4,097
EcoLogical Strategy ETF	74,478

The Funds declared short term distributions of realized gains as follows:

Short Term Capital Gains
US Equity Rotation Strategy ETF	$92,473
EcoLogical Strategy ETF	57,807

Premium/Discount Information

The charts below present information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

Annual Shareholder Report

US Equity Rotation Strategy ETF

Year Ended April 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	—	—%
Greater than 1.5% and Less than 2.0%	—	—
Greater than 1.0% and Less than 1.5%	—	—
Greater than 0.5% and Less than 1.0%	—	—
Between 0.5% and -0.5%	253	100.00
Less than -0.5% and Greater than -1.0%	—	—
Less than -1.0% and Greater than -1.5%	—	—
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	—	—

	253	100.00%

EcoLogical Strategy ETF

Year Ended April 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.79%
Greater than 1.5% and Less than 2.0%	—	—
Greater than 1.0% and Less than 1.5%	—	—
Greater than 0.5% and Less than 1.0%	—	—
Between 0.5% and -0.5%	251	99.21
Less than -0.5% and Greater than -1.0%	—	—
Less than -1.0% and Greater than -1.5%	—	—
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	—	—

	253	100.00%

Annual Shareholder Report

Trustees and Officers

The following tables provide information about Independent Trustees and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee and executive officer is provided below and includes each person’s name, address, age, present position(s) held with the Trust and principal occupations for the past five years. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for The Huntington Funds, another open-end investment company whose series are managed by the Advisor. Collectively, Huntington Strategy Shares and The Huntington Funds comprise the “Huntington Complex” which is comprised of 32 separate series as of April 30, 2014.

Independent Trustees Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield* Age: 59 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: November 2010	Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present). Other Directorships Held: Board Member, The Huntington Funds.
Eddie R. Munson Age: 63 TRUSTEE Began Serving: August 2012

Principal Occupation(s): Retired (September 2006 to present).

Previous Position(s): Certified Public Accountant, KPMG LLP (June 1972 to September 2006).

Other Directorships Held: Board Member, The Huntington Funds; Board Member, Bearingpoint (2006 to 2008); Board Member, United American Healthcare (September 2006 to June 2008); Board Member, Caraco (June 2011 to December 2011).

David S. Schoedinger Age: 71 TRUSTEE Began serving: November 2010

Principal Occupation(s): Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Funds.

Mark D. Shary Age: 54 TRUSTEE Began serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Other Directorships Held: Board Member, The Huntington Funds; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 60 TRUSTEE Began serving: November 2010

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing)

Other Directorships Held: Board Member, The Huntington Funds.

*	Thomas J. Westerfield became Chairman of the Trust on February 14, 2013.

Annual Shareholder Report

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, The Huntington Funds (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 49 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, The Huntington Funds (February 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); Chairman of the Board, Capitol Series Trust (September 2013 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Martin R. Dean Age: 50 ANTI-MONEY LAUNDERING OFFICER and CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, The Huntington Funds (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008)

Paula G. Jurcenko Age: 49 VICE PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2014

Principal Occupation(s): Senior Vice President, HASI (September 2012 to present); President, Unified Financial Securities, Inc. (July 2013 to present); Vice President, The Huntington Funds (February 2014 to present).

Previous Position(s): Senior Vice President, Huntington Asset Advisors, Inc. (2004 to 2013); Senior Vice President, Huntington Investment Company (1996 to 2004); Assistant Vice President, Huntington Bancshares, Incorporated (1989 to 1996)

Bryan W. Ashmus Age: 41 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, The Huntington Funds (November 2013 to present).

Previous Position(s): Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Jay S. Fitton Age: 43 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: October 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, The Huntington Funds (February 2012 to present); Secretary, Capitol Series Trust (November 2013 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.huntingtonstrategyshares.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonstrategyshares.com by selecting “Form N-Q”.

Huntington Asset Advisors, Inc., a wholly-owned subsidiary of The Huntington National Bank is the Investment Advisor of Huntington Strategy Shares. Huntington Asset Services, Inc. maintains corporate records of the Funds, and is affiliated with Huntington Bancshares. SEI Investments Distribution Co is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 446698102	Cusip 446698201

Huntington Strategy Shares Shareholder Services: 1-855-477-3837

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Mark D. Shary and Eddie R. Minson, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $24,828

Fiscal year ended 2013: $26,590

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $ -

Fiscal year ended 2013: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $8,050

Fiscal year ended 2013: $7,000

Fees for 2014 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $ -

Fiscal year ended 2013: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.	Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.	General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.	Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.	the scope of the proposed tax service,

b.	the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.	Pre-approvals will be granted for a period of no more than one year.

IV.	Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.	Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.	Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted February 14, 2013

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2014 - 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0%.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $298,574 in 2014.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Eddie R. Munson, David S. Schoedinger, Mark D. Shary (Chairman), William H. Zimmer, III and Thomas J. Westerfield.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Huntington Strategy Shares

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date June 26, 2014

By (Signature and Title)	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer

Date June 26, 2014